Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS SECOND QUARTER 2025 RESULTS

– Total net sales of $144.0 million, up 9% over $131.7 million in prior year second quarter –
– Net income of $1.6 million, up from $0.6 million in prior year second quarter –
– EBITDA of $6.1 million, up 9% over $5.6 million in prior year second quarter –
– Continued to execute on stock repurchase plan –
– Board of Directors approves $0.14 per share quarterly dividend –

ST. PETERSBURG, Fla., August 5, 2025 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its second quarter 2025 results.

“We were able to grow revenue 9% over the prior year, led by Branded Products sales climbing a very healthy 14%, resulting in strong sequential improvement from the first quarter,” said Michael Benstock, Chief Executive Officer. “We are experiencing modest improvement in client sentiment and we will continue to leverage our diverse sourcing channels and marketing strategies to make the most of market conditions. With our strong balance sheet and cost actions taken during the year, we’re able to navigate changing market conditions, invest for future growth and return capital to shareholders whenever possible. In addition to our consistent dividend, during the quarter we also continued to repurchase shares which we consider a compelling value.”

Second Quarter Results

For the second quarter ended June 30, 2025, net sales were $144.0 million, up from second quarter 2024 net sales of $131.7 million. Pretax earnings of $1.8 million were up from $0.7 million in the second quarter of 2024. Net earnings of $1.6 million or $0.10 per diluted share were up from net income of $0.6 million or $0.04 per diluted share for the second quarter of 2024.

Second Quarter 2025 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable August 29, 2025 to shareholders of record as of August 18, 2025.

Share Repurchase Update

The Company allocated $4.0 million to repurchasing approximately 390,000 shares during the second quarter, resulting in $12.3 million remaining under its existing repurchase authorization at quarter end.

2025 Full-Year Outlook

The Company is maintaining its full-year revenue outlook range of $550 million to $575 million.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through August 19, 2025. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 7254182 for replay access.

The Company’s website at https://ir.superiorgroupofcompanies.com/Presentations will also contain an updated investor presentation.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the effect of existing and/or new or expanded tariffs, uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the effect of the Company’s previously disclosed material weakness in internal control over financial reporting; the Company may identify a material weakness in internal control in the future, which could result in us not preventing or detecting on a timely basis a material misstatement of the Company’s financial statements and to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net sales	$144,045	$131,736	$281,142	$270,578

Costs and expenses:
Cost of goods sold	88,719	80,981	175,375	164,506
Selling and administrative expenses	52,240	48,564	102,342	97,502
Interest expense, net	1,250	1,541	2,495	3,328
	142,209	131,086	280,212	265,336
Income before income tax expense	1,836	650	930	5,242
Income tax expense	285	50	137	730
Net income	$1,551	$600	$793	$4,512

Net income per share:
Basic	$0.10	$0.04	$0.05	$0.28
Diluted	$0.10	$0.04	$0.05	$0.27

Weighted average shares outstanding during the period:
Basic	14,813,984	16,221,073	15,206,819	16,124,553
Diluted	15,101,942	16,769,297	15,573,692	16,611,375

Cash dividends per common share	$0.14	$0.14	$0.28	$0.28

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	June 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$21,026	$18,766
Accounts receivable, net	94,194	95,092
Inventories	106,597	96,675
Contract assets	53,762	51,688
Prepaid expenses and other current assets	10,003	10,831
Total current assets	285,582	273,052
Property, plant and equipment, net	40,221	41,879
Operating lease right-of-use assets	13,746	15,567
Deferred tax asset	13,830	13,835
Intangible assets, net	49,320	51,137
Goodwill	2,434	2,304
Other assets	18,123	17,360
Total assets	$423,256	$415,134

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,464	$50,942
Other current liabilities	41,610	44,367
Current portion of long-term debt	5,625	5,625
Current portion of acquisition-related contingent liabilities	1,600	814
Total current liabilities	105,299	101,748
Long-term debt	93,720	80,410
Long-term pension liability	13,514	13,315
Long-term acquisition-related contingent liabilities	668	935
Long-term operating lease liabilities	8,711	10,486
Other long-term liabilities	9,268	9,384
Total liabilities	231,180	216,278
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 15,917,963 and 16,484,921 shares, respectively	15	16
Additional paid-in capital	83,285	84,060
Retained earnings	112,017	120,139
Accumulated other comprehensive loss, net of tax:	(3,241)	(5,359)
Total shareholders’ equity	192,076	198,856
Total liabilities and shareholders’ equity	$423,256	$415,134

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$793	$4,512
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,182	6,620
Inventory write-downs	1,042	888
Credit loss expense	2,100	(383)
Share-based compensation expense	2,561	1,620
Change in fair value of acquisition-related contingent liabilities	520	296
Other, net	182	775
Changes in assets and liabilities, net of acquisition of a business:
Accounts receivable	(569)	10,578
Contract assets	(1,682)	(4,526)
Inventories	(10,692)	3,936
Prepaid expenses and other current assets	1,267	(1,309)
Other assets	(789)	(761)
Accounts payable and other current liabilities	1,740	(6,424)
Other long-term liabilities	291	478
Net cash provided by operating activities	2,946	16,300

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(2,716)	(1,974)
Net cash used in investing activities	(2,716)	(1,974)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	57,000	10,000
Payments under revolving lines of credit	(41,000)	(24,000)
Payments of term loan	(2,812)	(1,875)
Payment of cash dividends	(4,515)	(4,657)
Payment of acquisition-related contingent liabilities	-	(557)
Proceeds received on exercise of stock options and payments for shares withheld for taxes	189	1,076
Common shares repurchased and retired	(7,926)	-
Net cash provided by (used in) financing activities	936	(20,013)

Effect of currency exchange rates on cash	1,094	(835)
Net increase in cash and cash equivalents	2,260	(6,522)
Cash and cash equivalents balance, beginning of period	18,766	19,896
Cash and cash equivalents balance, end of period	$21,026	$13,374

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income	$1,551	$600	$793	$4,512
Interest expense, net	1,250	1,541	2,495	3,328
Income tax expense	285	50	137	730
Depreciation and amortization	2,978	3,368	6,182	6,620
EBITDA(1)	$6,064	$5,559	$9,607	$15,190
EBITDA margin(1)	4.2%	4.2%	3.4%	5.6%

(1) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, net, income tax expense and depreciation and amortization expense. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2025:
Net sales	$92,647	$28,253	$23,977	$(832)	$-	$144,045
Cost of goods sold	59,631	18,237	11,364	(513)	-	88,719
Gross margin	33,016	10,016	12,613	(319)	-	55,326
Selling and administrative expenses	25,432	10,078	11,612	(319)	5,437	52,240
Depreciation and amortization	1,395	854	639	-	90	2,978
Segment EBITDA(1)	$8,979	$792	$1,640	$-	$(5,347)	$6,064

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2024:
Net sales	$81,296	$26,592	$24,832	$(984)	$-	$131,736
Cost of goods sold	53,170	16,392	11,871	(452)	-	80,981
Gross margin	28,126	10,200	12,961	(532)	-	50,755
Selling and administrative expenses	22,969	9,879	10,533	(532)	5,715	48,564
Depreciation and amortization	1,567	956	753	-	92	3,368
Segment EBITDA(1)	$6,724	$1,277	$3,181	$-	$(5,623)	$5,559

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Six Months Ended June 30, 2025:
Net sales	$179,121	$55,516	$48,202	$(1,697)	$-	$281,142
Cost of goods sold	118,418	35,367	22,608	(1,018)	-	175,375
Gross margin	60,703	20,149	25,594	(679)	-	105,767
Selling and administrative expenses	48,852	19,604	22,533	(679)	12,032	102,342
Depreciation and amortization	2,875	1,766	1,361	-	180	6,182
Segment EBITDA(1)	$14,726	$2,311	$4,422	$-	$(11,852)	$9,607

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Six Months Ended June 30, 2024:
Net sales	$168,364	$55,829	$48,384	$(1,999)	$-	$270,578
Cost of goods sold	108,497	34,119	22,779	(889)	-	164,506
Gross margin	59,867	21,710	25,605	(1,110)	-	106,072
Selling and administrative expenses	46,263	19,691	20,954	(1,110)	11,704	97,502
Depreciation and amortization	3,067	1,893	1,476	-	184	6,620
Segment EBITDA(1)	$16,671	$3,912	$6,127	$-	$(11,520)	$15,190

(1) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment EBITDA include: interest expense, net and depreciation and amortization expense. Total EBITDA is a non-GAAP financial measure. Please see reconciliation of Total EBITDA included in the Non-GAAP Financial Measures table above.